UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

February 17, 2005

Date of Report (Date of earliest event reported)

QUAKER CHEMICAL CORPORATION

(Exact name of Registrant as specified in its charter)

Commission File Number 0-7154

PENNSYLVANIA	No. 23-0993790
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

One Quaker Park

901 Hector Street

Conshohocken, Pennsylvania 19428

(Address of principal executive offices)

(Zip Code)

(610) 832-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.02. Results of Operations and Financial Condition.

On February 17, 2005, Quaker Chemical Corporation announced its results of operations for the fourth quarter and full year ended December 31, 2004 in a press release, the text of which is included as Exhibit 99.1 hereto.

Item 8.01. Other Events

On February 17, 2005, Quaker Chemical Corporation announced that Quaker Park Associates, a real estate development joint venture of which Quaker owns 50%, has sold its real estate assets. Quaker’s share of the proceeds from this real estate transaction, after payment of partnership obligations, is estimated at $4.2 million.

Item 9.01. Financial Statements and Exhibits.

The following exhibit is included as part of this report:

Exhibit No.
99.1	Press Release of Quaker Chemical Corporation dated February 17, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QUAKER CHEMICAL CORPORATION
Registrant

Date: February 17, 2005	By:	/s/ NEAL E. MURPHY
Neal E. Murphy Vice President and Chief Financial Officer